UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2015

                                 T-REX OIL, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

         Colorado                      000-51425                98-0422451
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


                  520 Zang St., Suite 250, Broomfield, CO 80021
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 502-4483
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------------------------

Acquisition of Western Interior Oil & Gas Corp.

On March 28, 2015, the Company entered into a Share Exchange Agreement by and among T-Rex Oil, Inc. ("T-Rex"), a Colorado corporation, and Western Interior Oil & Gas Corp. ("WIOG"), a Wyoming corporation, and the Shareholders of Western Interior Oil & Gas Corp. ("WIOG Shareholders").

The original Share Exchange Agreement dated February 24, 2015 and reported in the Form 8-K filed on February 25, 2015 has been amended concurrent with the closing. A copy of the Share Exchange Agreement dated March 28, 2015 is attached hereto under Exhibit 10.1.

Under the Agreement, the WIOG common shares have been exchanged for common shares of T-Rex. 7,470,000 shares of our restricted common stock for 83% of the issued and outstanding shares of WIOG concurrent with closing, and 1,530,000 shares of restricted common stock of T-Rex are held in escrow for the exchange of the remaining 17% of WIOG for a total of 9,000,000 shares.

WIOG has producing and developmental oil and gas properties in the Bighorn, Wind River, Hanna and Washakie Basins of Wyoming. They include about 16,000 gross acres currently producing over 50 net barrels of oil per day and numerous developmental drilling locations.


                    SECTION 3 - SECURITIES AND TRADING MARKET

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
-------------------------------------------------

Pursuant to the Share Exchange Agreement, we exchanged 7,470,000 of shares of our restricted common stock for 83% of the issued and outstanding shares of Western Interior Oil & Gas Corp., a Wyoming corporation. 1,530,000 shares of restricted common stock of T-Rex Oil, Inc. shall be held in escrow for the exchange of the remaining 17% of WIOG which is in the process of being purchased. We relied upon Regulation D Rule 506(b) for the exemption from Registration of the shares in this transaction.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN DIRECTORS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

Concurrent with the Share Exchange Agreement, T-Rex intends to appoint the following two new Directors effective April 6, 2015:

WERNER BIBERACHER, AGE 49

Mr. Biberacher has served as President (since 2014) and a Director (since 2010) of Western Interior Oil & Gas Corp. From 2014 through present, he is Managing Director of NIFE Energy Solutions GmbH, a Germany corporation. From 2010 through present he Managing Director and owner of SchwabenKapital GmbH, a Germany corporation. In 2003 he received a Master Degree in Finance and MFC (IOFC, Berlin), in 2001 a degree in Finanzwirt (bbw Berlin).

ECKHARDT HUBER-FLOTHO, AGE 73

Mr. Huber-Flotho has experience with Real Estate, Construction, Investment and Oil and Gas business. From 2005 through present he has been Co-Founder and Director of Western Interior Oil & Gas Corp. Since 1987 he has had various responsibilities in financing and directing oil and gas companies.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (a)  Financial Statements of Business Acquired.

              To be filed by Amended Form 8-K prior to May 31, 2015.

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.


------------------- ---------------------------------------------------
    EXHIBIT NO.                        DESCRIPTION
------------------- ---------------------------------------------------
       10.1            Share Exchange Agreement dated March 28, 2015
------------------- ---------------------------------------------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 T-REX OIL, INC.


                                 By:/s/ Donald Walford
                                 --------------------------------
                                 Donald Walford
                                 Chief Executive Officer



Date: April 1, 2015